UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Semi-Annual Report
For the Six Months Ended
May 31, 2020

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2020.
Much has transpired since I last shared my thoughts with you. One event that has resonated with me more than any other in recent memory was the announcement by Federal Reserve (the “Fed”) Chairman Jerome Powell on June 10, 2020, that the Fed was not even “thinking about thinking about raising rates.” The Fed signaled its intention to leave short-term interest rates near zero until at least 2023. That level of conviction and commitment from the Fed is rare, and that gesture should be viewed as a positive for both the U.S. economy and securities markets, in my opinion. CEOs and executives can now fund any potential growth strategies they may have on the drawing board knowing that their cost of capital should remain near historically low levels for an extended period.
The Fed’s commitment to injecting massive amounts of stimulus into the economy is in response to the anticipated economic fallout from the coronavirus (“COVID-19”) pandemic. As of June 17, 2020, the estimate for real U.S. gross domestic product growth for the second quarter of 2020 was -45.5% (annualized), according to the Federal Reserve Bank of Atlanta. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation’s history. For all intents and purposes, the U.S. economy is now in a recession. The $64,000 question is as follows: “How long will it last?” While some pundits are predicting a V-shaped recovery, others are touting a U- or L-shaped recovery. Only time will tell. Brian Wesbury, Chief Economist at First Trust Advisors L.P., believes the economy is already sprouting green shoots, though he acknowledges it will take a few years to fully recover from the downturn.
So far in 2020, we have experienced a quick bear market in stocks followed by something that resembles a soft V-shaped recovery in stock prices, as measured by the S&P 500® Index (the “Index”). A bear market is defined as a 20% or more decline in price from the most recent peak. From February 19, 2020 (peak) through March 23, 2020, the Index declined in price by 33.92%, according to Bloomberg. From March 23, 2020 through May 29, 2020, the Index posted a price gain of 36.06%, leaving it just 10.10% below its peak on February 19. While we find this upswing in the Index to be encouraging, there is a clear disconnect between the performance of the stock market and the turmoil in the economy. As strange as it may be − let us hope it continues.
The climate for income-oriented investors has been a bit of a mixed bag. The Fed has communicated that it intends to essentially backstop the bond market by buying bonds, including municipals, corporates and select corporate bond exchange-traded funds, in the secondary market. To date, the Fed’s commitment, which can be interpreted as an aggressive effort to mitigate risk, has been well-received by investors, in my opinion. Income-oriented investors that favor dividend-paying stocks have a different climate to navigate. The Financial Times reported that global dividend payouts, as measured by the Janus Henderson Global Dividend Index, could decline by as much as $490 billion in 2020 due to companies cutting or suspending their dividend distributions, according to Wealth Professional (Canada). Year-to-date through May 31, 2020, a total of 19 companies in the S&P 500® Index had cut their dividend payouts and another 40 companies had suspended them, according to S&P Dow Jones Indices. There were no dividends suspended in 2019. Some companies may be pulling back on dividend distributions as a means of preserving liquidity over the near-term.
The bottom line is that it is too soon to know if the worst from the COVID-19 pandemic is behind us, in my opinion. U.S. businesses are in the process of reopening. Be prepared for a bumpy ride over the coming months and stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$7.93
Common Share Net Asset Value (“NAV”)	$9.29
Premium (Discount) to NAV	(14.64)%
Net Assets Applicable to Common Shares	$79,394,783
Current Quarterly Distribution per Common Share(1)	$0.2000
Current Annualized Distribution per Common Share	$0.8000
Current Distribution Rate on Common Share Price(2)	10.09%
Current Distribution Rate on NAV(2)	8.61%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/20	1 Year Ended 5/31/20	5 Years Ended 5/31/20	10 Years Ended 5/31/20	Inception (3/25/04) to 5/31/20
Fund Performance(3)
NAV	-11.89%	-7.33%	-1.75%	6.15%	5.79%
Market Value	-18.38%	-13.12%	-4.99%	6.50%	4.46%
Index Performance
S&P 500® Utilities Total Return Index	-3.58%	6.09%	9.85%	11.77%	9.86%

Industry Classification	% of Total Investments
Electric Utilities	23.3%
Oil, Gas & Consumable Fuels	21.9
Water Utilities	14.3
Gas Utilities	10.1
Multi-Utilities	8.6
Wireless Telecommunication Services	4.5
Diversified Telecommunication Services	3.9
Media	3.7
Transportation Infrastructure	3.6
Independent Power & Renewable Electricity Producers	2.6
Health Care Providers & Services	1.0
Commercial Services & Supplies	0.8
Airlines	0.6
Energy Equipment & Services	0.6
Construction & Engineering	0.5
Total	100.0%

Top 10 Issuers	% of Total Investments
National Grid PLC	6.6%
United Utilities Group PLC	6.5
Severn Trent PLC	5.4
TC Energy Corp.	4.8
Snam S.p.A.	4.7
Spark Infrastructure Group	4.7
Enterprise Products Partners, L.P.	4.7
Enbridge, Inc.	4.0
Hydro One Ltd.	3.6
Terna Rete Elettrica Nazionale S.p.A	3.5
Total	48.5%

Country Allocation	% of Total Investments
United States	39.3%
United Kingdom	20.9
Canada	14.6
Australia	10.9
Italy	10.1
Hong Kong	2.7
Mexico	1.0
Luxembourg	0.5
Total	100.0%
(1)	Most recent distribution paid or declared through 5/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. DIFA is a wholly owned subsidiary of Macquarie Investment Management Business Trust, and is a wholly owned, indirect subsidiary of Macquarie Group Limited (“Macquarie”).
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team within DIFA. The Macquarie Global Listed Infrastructure team managed approximately $2.4 billion of assets as of May 31, 2020, which includes the Fund. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team within DIFA. The Macquarie High Yield Fixed Income team managed over $700 million of assets as of May 31, 2020, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The Fund seeks to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap – Core Component
Risk assets were up strongly throughout 2019 and finished the year on a positive note as support from central banks continued amid weaker economic and earnings data. In December 2019, two key events supported strong performance to end the year: the U.S. and China’s agreement on a Phase 1 trade deal, and the Conservative Party winning the general election in the United Kingdom (“U.K.”).
Under the Phase 1 trade agreement, the U.S. dropped plans to impose tariffs on an additional $160 billion in Chinese imports and cut existing tariffs on $110 billion of goods from China to 7.5%. Beijing agreed to significantly increase its purchases of U.S. products and, according to the Trump Administration, China is to buy $40 billion a year in U.S. farm products.
In the U.K., British voters delivered a stunning victory to Prime Minister Boris Johnson and his Conservative Party in the December 2019 general election. With the victory, the Conservatives now have an 80-seat majority in the House of Commons, giving Johnson support to take the UK out of the European Union.
The year 2020 started with optimism on the back of supportive central bank policies globally and U.S. and China trade rhetoric reaching a potential milestone of signing an important trade deal. Consensus was expecting a mid-cycle bounce in growth to be the dominant theme for at least the first two quarters of 2020 and financial markets were embracing this view, with bond yields pushing higher, credit spreads grinding tighter and equity markets rallying.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2020 (Unaudited)
That optimism quickly faded when a dangerous virus, the coronavirus (“COVID-19”), emerged in China in mid-January and it became increasingly clear through February and March that the virus would not be contained there as reported cases around the globe increased significantly.
The realization of a widespread pandemic ignited a repricing within global asset markets as risk asset prices fell heavily amid a flight to quality (particularly in U.S. Treasuries and the U.S. dollar) and a scramble for liquidity. Furthermore, tension between Russia and Saudi Arabia over oil provoked a dramatic collapse in oil prices exacerbating the decline of an already weakened financial market. Global central banks observed the rapid tightening of financial conditions, particularly the flow of credit, and responded quickly, launching a series of new measures to prevent a freeze in financial markets.
However, the action by governments to shutdown large parts of their economies engineered a global and sudden stop in both demand and supply, provoking a steady stream of action from governments around the world to try and put a safety net under demand. As a result, many countries saw daily new infection rates of COVID-19 start to fall and were planning to gradually reopen their economies. Governments and central banks introduced very significant stimulus measures to reduce the damage caused by the economic shutdown, restoring some positive sentiment to markets. On the back of renewed optimism, markets rallied through the end of the six-month period ended May 31, 2020.
Performance Analysis – Core Component
The Fund’s net asset value (“NAV”) total return1 for the six-month period ended May 31, 2020 was -11.89%, lagging the -3.58% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
In our view, there were a number of factors driving the Core Component’s contribution to the Fund’s NAV total return during the period.
The largest negative contributor to absolute performance was the Fund’s exposure to energy infrastructure. The global energy market was volatile throughout 2019 due to the U.S. and China’s retaliatory tariff dispute, which weakened potential demand for U.S. energy. The sector was down further in 2020 due to the Russia/OPEC+ oil supply war and demand waning on the back of COVID-19.
The Fund’s U.S. holdings (Magellan Midstream Partners, L.P., Kinder Morgan, Inc. and Enterprise Product Partners, L.P.) were most impacted while the ex-U.S. names, such as Enbridge, Inc. (Canada), Infraestructura Energetica Nova S.A.B. de C.V. (Mexico), Snam S.p.A. (Italy) and APA Group (Australia), were not as heavily impacted.
The water utility sector was a positive contributor to the Fund’s performance relative to the broader infrastructure sector. U.K. water utilities, Pennon Group PLC, United Utilities Group PLC and Severn Trent PLC, were up sharply at the end of 2019 after the U.K. national election resulted in a win for the Conservatives, lifting nationalization fears hanging over U.K. infrastructure companies.
In addition to the water utility sector, the electricity & gas distribution and electricity transmission sectors were positive contributors to performance, outperforming the broader markets as investors viewed them as relative safe havens due to their stable and sustainable cashflows as coronavirus fears spread globally.
Portfolio Composition
As of May 31, 2020, the Fund’s Core Component was well diversified across 24 positions in global infrastructure stocks, representing 7 countries and 7 sectors. During the period, the main increases in the Fund’s weightings were in the Electric Utility and Water sectors, while the weightings in the Airports and Electricity & Gas Distribution sectors were reduced. Sector changes were driven by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba3/BB- versus the average LSTA Index loan rating between B+ and BB-.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2020 (Unaudited)
The LSTA Index returned -4.2% during the six-month period ended May 31, 2020 as the global COVID-19 pandemic roiled capital markets. The lowest rated loans underperformed during the same period, with BB-rated loans generating a total return of -3.9% versus -3.4% for single B-rated loans and -17.6% for CCC-rated loans.
The Senior Loan component underperformed the LSTA Index by returning -9.9% during the same period. The use of leverage within the Fund detracted from performance during the same period. The Energy sector was the loan component’s worst performing sector as commodity prices experienced significant declines during the first quarter of 2020. The Telecommunications sector was the loan component’s best performing sector as more defensive positions outperformed during the same period.
Loan market technicals turned negative during the period, as approximately $25 billion of retail outflows combined with just $35 billion of collateralized loan obligation (“CLO”) issuance.
While recent fundamental performance for issuers in the loan market was positive in 2019, the global economic situation has changed dramatically with the rapidly spreading COVID-19 pandemic significantly disrupting global economies. The LSTA Index default rate was 3.3% for the twelve-month period ended May 31, 2020, which is above the historical average of 3.0%. Additionally, the forward-looking expectations are for above average default rates over the next 12 months and we are positioning the portfolio accordingly.
Outlook and Strategy
We expect volatility in the capital markets to persist until the COVID-19 health situation stabilizes. Fundamentals will be extremely challenging for most issuers in the fixed income markets, in our opinion. We are focused on identifying companies with adequate liquidity positions to withstand the sharp economic shock that many issuers and sectors are experiencing. By credit quality, we continue to overweight the BB- rated quality sector, with a preference for more economically defensive industries.
Performance Relative to the Index
The S&P 500® Utilities Total Return Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to its benchmark was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The use of leverage within the Fund detracted from performance over this reporting period.
Distributions
During the six-month period ended May 31, 2020, the Fund announced two regularly scheduled quarterly distributions, the first and second at $0.25 and $0.20 per share, respectively. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
Market and Fund Outlook
Despite weak economic data and corporate earnings for the first quarter of 2020, we believe investors are optimistic for the future as global containment measures have seen infection rates decline in many countries. As investors look ahead to a possible recovery, success will be measured by the extent to which companies avoid solvency issues and workers can return to employment. Listed infrastructure companies that we target have strong balance sheets that can help insulate against downturns in economic cycles, aided by assets that provide relatively stable and consistent cashflows. As market volatility has subsided, we continue to see pockets of opportunity within the global listed infrastructure sector to invest in high quality companies at attractive valuations.
We continue to see opportunities in the Utilities sector, a sector that has performed well in recent years due to, in our opinion sustainable financial returns amid an environment of a declining cost of capital, and structural growth in areas such as renewables and energy network growth. Utilities have weathered the COVID-19 pandemic well, we believe due to an uptick in residential power

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2020 (Unaudited)
consumption, but in some instances have lagged in the market recovery. This offers an attractive entry point into certain names that have stable businesses, strong balance sheets and sustainable cashflows.
In the energy infrastructure sector, we believe recent liquefied natural gas (“LNG”) demand erosion is likely to be temporary and we expect demand to recover as governments loosen restrictions related to COVID-19, in our opinion. Over the long term, we believe there is a fundamental case for growing LNG demand given its increasing use in developing economies and as a replacement for coal-fired power generation. Guidance updates continue to underscore the benefits of fee-based business models for energy infrastructure assets, in our view.
Various government initiatives allowing northern hemisphere summer travel may continue to be positive for sentiment towards the transportation infrastructure sector, in our view. We believe the environment is favorable for short-haul and domestic travel in the near-term. Assuming social gathering restrictions are gradually lifted, we expect a return to more favorable economic conditions globally that is positive for economic growth, and the assets that support it.
We retain cautious optimism of a recovery and continue to see opportunity within the listed infrastructure investment universe. We are mindful of potential opportunities where the market has oversold quality infrastructure assets with strong fundamentals, such as high-quality management teams, strong balance sheets, and robust and sustainable regulations or contracts. We believe a long-term focus on these fundamental attributes should deliver relative stable price performance, consistent income, and relative safety for investors’ capital throughout the economic cycle over the long term.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2020 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) – 82.6%
	Australia – 12.8%
184,591	APA Group (b)	$1,428,487
2,379,736	AusNet Services (b)	2,783,808
3,114,559	Spark Infrastructure Group (b)	4,380,387
163,698	Transurban Group (b)	1,559,226
		10,151,908
	Canada – 17.1%
113,705	Enbridge, Inc. (b)	3,698,086
172,824	Hydro One Ltd. (b) (c) (d)	3,348,908
69,700	Inter Pipeline, Ltd. (b)	638,354
56,113	Pembina Pipeline Corp. (b)	1,401,959
99,222	TC Energy Corp. (b)	4,471,602
		13,558,909
	Hong Kong – 3.2%
260,500	CLP Holdings, Ltd. (b)	2,552,406
	Italy – 11.9%
389,921	Enav S.p.A. (b) (c) (d)	1,765,954
945,367	Snam S.p.A. (b)	4,390,711
484,540	Terna Rete Elettrica Nazionale S.p.A (b)	3,264,833
		9,421,498
	Mexico – 1.2%
340,000	Infraestructura Energetica Nova S.A.B. de C.V. (b)	969,041
	United Kingdom – 24.5%
533,940	National Grid PLC (b)	6,106,166
163,894	Pennon Group PLC (b)	2,307,454
166,204	Severn Trent PLC (b)	5,010,423
530,558	United Utilities Group PLC (b)	6,012,449
		19,436,492
	United States – 11.9%
35,956	Eversource Energy (b)	3,009,517
195,738	Kinder Morgan, Inc. (b)	3,092,660
15,147	Sempra Energy (b)	1,913,218
19,400	Southwest Gas Holdings, Inc. (b)	1,473,430
		9,488,825
	Total Common Stocks	65,579,079
	(Cost $66,489,504)
MASTER LIMITED PARTNERSHIPS (a) – 8.6%
	United States – 8.6%
227,823	Enterprise Products Partners, L.P. (b)	4,351,419
54,237	Magellan Midstream Partners, L.P. (b)	2,459,106
	Total Master Limited Partnerships	6,810,525
	(Cost $6,853,045)

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 26.1%
	Luxembourg – 0.6%
$500,000	Connect Finco SARL, Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	5.50%	12/12/26	465,000
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2020 (Unaudited)
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States – 25.5%
$332,313	Buckeye Partners L.P., Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.92%	11/01/26	$322,344
977,500	Calpine Construction Finance Co., L.P., Term B Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	2.17%	01/15/25	950,619
647,733	Calpine Corp., Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.43%	01/15/24	633,969
893,250	Calpine Corp., Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.43%	04/01/26	868,016
997,500	CenturyLink, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.42%	03/15/27	955,884
1,348,458	Consolidated Communications, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	4.00%	10/05/23	1,288,627
825,000	Coral-US Co-Borrower LLC, Term Loan B5, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.42%	01/31/28	781,943
723,146	Core & Main L.P., Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	3.75%-4.33%	08/01/24	691,508
626,459	Crestwood Holdings LLC, Term Loan B, 3 Mo. LIBOR + 7.50%, 0.00% Floor	7.68%	03/05/23	346,707
1,374,021	CSC Holdings LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	2.43%	07/17/25	1,320,091
298,500	Cumulus Media New Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.82%	03/31/26	254,471
600,000	Delta Air Lines, Inc., Term Loan B, 1 Mo. LIBOR + 4.75%, 1.00% Floor	5.51%	04/29/23	591,498
231,444	Edgewater Generation LLC, Term B Loan, 3 Mo. LIBOR + 3.75%, 0.00% Floor	3.92%	12/13/25	216,761
1,376,462	Frontier Communications Corp., Term B-1 Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor	5.21%-5.35%	06/15/24	1,348,932
494,987	HCA, Inc., Term Loan B12, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.92%	03/13/25	484,934
476,878	HCA, Inc., Term Loan B13, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.92%	03/18/26	467,083
500,000	LCPR Loan Financing LLC, Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor	5.18%	10/25/26	498,335
1,443,008	Level 3 Financing, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.92%	03/01/27	1,397,655
1,298,057	Panda Liberty LLC, Delayed Draw Term Loan B-2, 3 Mo. LIBOR + 6.50%, 1.00% Floor	7.95%	08/21/20	1,192,590
321,056	Panda Patriot LLC, Delayed Draw Term Loan B-2, 3 Mo. LIBOR + 5.75%, 1.00% Floor	7.20%	12/19/20	297,940
677,006	Panda Patriot LLC, Term Loan B-1, 3 Mo. LIBOR + 5.75%, 1.00% Floor	7.20%	12/19/20	628,261
1,270,907	Summit Midstream Partners Holdings LLC, Term Loan, 3 Mo. LIBOR + 6.00%, 1.00% Floor	7.00%	05/21/22	223,680
1,350,000	Telenet Financing USD LLC, Term Loan, 6 Mo. LIBOR + 2.00%, 0.00% Floor	2.18%	04/30/28	1,298,808
598,500	Terrier Media Buyer, Inc., Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.70%	12/17/26	575,123
1,000,000	T-Mobile USA, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.17%	04/01/27	999,770
495,053	USIC Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	12/09/23	471,538

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2020 (Unaudited)
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$1,202,123	Vistra Operations Co., LLC, Term Loan B3, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.92%-1.93%	12/31/25	$1,176,578
				20,283,665
	Total Senior Floating-Rate Loan Interests			20,748,665
	(Cost $22,551,009)

Total Investments – 117.3%	93,138,269
(Cost $95,893,558) (g)
Outstanding Loan – (28.4)%	(22,550,000)
Net Other Assets and Liabilities – 11.1%	8,806,514
Net Assets – 100.0%	$79,394,783

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(f)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(g)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of May 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,926,000 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,681,289. The net unrealized depreciation was $2,755,289.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 65,579,079	$ 65,579,079	$ —	$ —
Master Limited Partnerships*	6,810,525	6,810,525	—	—
Senior Floating-Rate Loan Interests*	20,748,665	—	20,748,665	—
Total Investments	$ 93,138,269	$ 72,389,604	$ 20,748,665	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $95,893,558)	$ 93,138,269
Cash	9,173,829
Foreign currency (Cost $5,491)	5,538
Receivables:
Investment securities sold	6,535,303
Dividend reclaims	462,536
Dividends	440,361
Interest	40,507
Prepaid expenses	14,427
Total Assets	109,810,770
LIABILITIES:
Outstanding loan	22,550,000
Payables:
Investment securities purchased	7,269,860
Investment advisory fees	257,748
Withholding tax	192,628
Interest and fees on loan	58,418
Custodian fees	25,570
Audit and tax fees	21,042
Shareholder reporting fees	13,948
Administrative fees	13,304
Transfer agent fees	8,387
Trustees’ fees and expenses	2,808
Legal fees	867
Financial reporting fees	771
Other liabilities	636
Total Liabilities	30,415,987
NET ASSETS	$79,394,783
NET ASSETS consist of:
Paid-in capital	$ 135,007,799
Par value	85,474
Accumulated distributable earnings (loss)	(55,698,490)
NET ASSETS	$79,394,783
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$9.29
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2020 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $450,411)	$ 3,194,395
Interest	732,197
Other	21,647
Total investment income	3,948,239
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $360,340)	600,567
Interest and fees on loan	352,827
Administrative fees	55,498
Custodian fees	33,954
Audit and tax fees	31,886
Shareholder reporting fees	27,868
Transfer agent fees	16,108
Listing expense	11,858
Trustees’ fees and expenses	8,133
Legal fees	5,611
Financial reporting fees	4,625
Other	4,889
Total expenses	1,153,824
NET INVESTMENT INCOME (LOSS)	2,794,415
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,916,640)
Foreign currency transactions	(214,938)
Net realized gain (loss)	(4,131,578)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,064,230)
Foreign currency translation	(43,714)
Net change in unrealized appreciation (depreciation)	(10,107,944)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,239,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,445,107)
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2020 (Unaudited)	Year Ended 11/30/2019
OPERATIONS:
Net investment income (loss)	$ 2,794,415	$ 7,239,956
Net realized gain (loss)	(4,131,578)	(7,298,138)
Net change in unrealized appreciation (depreciation)	(10,107,944)	11,623,323
Net increase (decrease) in net assets resulting from operations	(11,445,107)	11,565,141
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,846,349)	(3,804,862)
Return of capital	—	(5,169,952)
Total distributions to shareholders	(3,846,349)	(8,974,814)
Total increase (decrease) in net assets	(15,291,456)	2,590,327
NET ASSETS:
Beginning of period	94,686,239	92,095,912
End of period	$ 79,394,783	$ 94,686,239
COMMON SHARES:
Common Shares at end of period	8,547,442	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(11,445,107)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(97,781,072)
Sales, maturities and paydown of investments	116,334,209
Return of capital received from investment in MLPs	294,066
Net amortization/accretion of premiums/discounts on investments	(30,168)
Net realized gain/loss on investments	3,916,640
Net change in unrealized appreciation/depreciation on investments	10,064,230
Changes in assets and liabilities:
Decrease in interest receivable	33,056
Decrease in dividend reclaims receivable	101,417
Increase in dividends receivable	(3,009)
Increase in prepaid expenses	(11,172)
Decrease in interest and fees payable on loan	(25,239)
Decrease in investment advisory fees payable	(75,206)
Decrease in audit and tax fees payable	(34,947)
Decrease in legal fees payable	(690)
Decrease in shareholder reporting fees payable	(910)
Increase in administrative fees payable	2,739
Increase in custodian fees payable	1,330
Increase in transfer agent fees payable	2,464
Decrease in Trustees’ fees and expenses payable	(4,018)
Decrease in other liabilities payable	(801)
Decrease in withholding tax payable	(7,316)
Cash provided by operating activities		$21,330,496
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(3,846,349)
Repayment of borrowing	(15,550,000)
Cash used in financing activities		(19,396,349)
Increase in cash and foreign currency (a)		1,934,147
Cash and foreign currency at beginning of period		7,245,220
Cash and foreign currency at end of period		$9,179,367
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$378,066

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(43,714).
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2020 (Unaudited)	Year Ended November 30,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 11.08	$ 10.77	$ 13.34	$ 12.67	$ 13.51	$ 17.66
Income from investment operations:
Net investment income (loss)	0.33	0.85	1.10	1.18	1.13	1.44
Net realized and unrealized gain (loss)	(1.67)	0.51	(2.47)	0.69	(0.77)	(4.19)
Total from investment operations	(1.34)	1.36	(1.37)	1.87	0.36	(2.75)
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.45)	(0.94)	(1.13)	(1.02)	(1.34)
Return of capital	—	(0.60)	(0.26)	(0.07)	(0.18)	(0.06)
Total distributions paid to Common Shareholders	(0.45)	(1.05)	(1.20)	(1.20)	(1.20)	(1.40)
Common Share repurchases	—	—	—	0.00 (a)	—	—
Net asset value, end of period	$9.29	$11.08	$10.77	$13.34	$12.67	$13.51
Market value, end of period	$7.93	$10.21	$10.41	$12.84	$11.08	$12.27
Total return based on net asset value (b)	(11.89)%	13.75%	(10.29)%	15.39%	3.73%	(15.79)%
Total return based on market value (b)	(18.38)%	8.44%	(9.91)%	27.00%	(0.12)%	(20.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 79,395	$ 94,686	$ 92,096	$ 113,872	$ 108,269	$ 115,393
Ratio of total expenses to average net assets	2.61% (c)	3.15%	3.04%	2.61%	2.32%	2.04%
Ratio of total expenses to average net assets excluding interest expense	1.81% (c)	1.80%	1.79%	1.72%	1.73%	1.69%
Ratio of net investment income (loss) to average net assets	6.32% (c)	7.57%	9.16%	8.66%	8.37%	9.00%
Portfolio turnover rate	91%	153%	216%	181%	199%	223%
Indebtedness:
Total loan outstanding (in 000’s)	$ 22,550	$ 38,100	$ 39,200	$ 42,500	$ 42,500	$ 45,000
Asset coverage per $1,000 of indebtedness (d)	$ 4,521	$ 3,485	$ 3,349	$ 3,679	$ 3,547	$ 3,564

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “MFD” on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
For the six months ended May 31, 2020, distributions of $294,066 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of May 31, 2020.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2019, was as follows:
Distributions paid from:
Ordinary income	$6,369,095
Capital gains	—
Return of capital	5,169,952

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
As of November 30, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(45,644,585)
Net unrealized appreciation (depreciation)	5,237,551
Total accumulated earnings (losses)	(40,407,034)
Other	—
Paid-in capital	135,093,273
Total net assets	$94,686,239
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2019, the Fund had no pre-enactment net capital losses. At November 30, 2019, the Fund had post-enactment net capital losses for federal income tax purposes of $45,400,284 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2019, the Fund incurred and elected to defer qualified late year ordinary losses of $9,074 and capital losses of $235,227.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of May 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. If the Fund’s Total Assets are greater

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2020, were $101,112,264 and $121,988,637, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (formerly BNP Paribas Prime Brokerage Inc.) (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the six months ended May 31, 2020, the daily average amount outstanding under the BNP Paribas Facility was $31,534,426. As of May 31, 2020, the Fund had outstanding borrowings of $22,550,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2020, were 2.62% and 1.02%, respectively, and the weighted average interest rate was 2.12%. The interest rate at May 31, 2020, was 1.03%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Other Matters
By operation of law, the Fund now operates as a diversified closed-end management investment company as defined in Section 5(b) of the 1940 Act.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 6,761,714, the number of votes against was 381,501 and the number of broker non-votes was 1,404,227. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
MLP Risk. As a result of the Fund’s significant exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest significantly in the group of industries that are

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2020 (Unaudited)
distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Recent parliamentary elections and parliamentary votes in the United Kingdom have increased the likelihood of withdrawal, although there is still uncertainty relating to the potential terms, including the terms of a trade deal with the European Union and with other countries, and precise timeline for the exit. At this time, it is also difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
2005 Market Street
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable
(b)	Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the By-Laws of the Fund were amended and restated (the “Amended By-Laws”). The Amended By-Laws include, among other things, additional procedures to be followed by shareholders recommending nominees to the Fund’s Board of Trustees as well by the nominees themselves.  Under the Amended By-Laws, in connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary of the Fund a questionnaire to be completed by the nominee which must be returned and received by the Secretary at the principal executive offices of the Fund within ten (10) business days after the Secretary sends such questionnaire.  Additionally, the Amended By-Laws require that a shareholder notice of the nomination of a person for election as a Trustee must include a representation from the nominee that the nominee intends to appear in person at the shareholder meeting and, to be eligible for election as a Trustee, the shareholder nominee must be in attendance at the meeting at which such nominee is to stand for election.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable
(b)	Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 31, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 31, 2020

* Print the name and title of each signing officer under his or her signature.